SUPPLEMENT DATED MARCH 18, 1999
      TO THE PROSPECTUS DATED MAY 1, 1998 OF
                CARILLON FUND, INC.



Effective March 18, 1999, the prospectus for Carillon Fund, Inc.
dated May 1, 1998 is amended by including as a part thereof the following information:

The description of portfolio managers under the section entitled
"THE FUND AND ITS MANAGEMENT - Investment Adviser" is hereby revised in its entirety as follows:

Gary R. Rodmaker, CFA is primarily responsible for the day-to-day management of the S&P 500 Index Portfolio, Equity Portfolio, and Capital Portfolio. Mr. Rodmaker is the Corporate Bond Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central since 1989. Mr. Rodmaker is also primarily responsible for the day-to-day management of the Micro-Cap Portfolio, which is currently not available as an investment option under Union Central's variable annuity contracts and variable universal life insurance policies.

Mr. Rodmaker and Michael J. Schultz are primarily responsible for the day-to-day management of the Bond Portfolio. Mr. Schultz is the Mortgage-backed Securities Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central as a portfolio manager since 1992.